UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 9, 2022

BLUE BIRD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36267	46-3891989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3920 Arkwright Road
2nd Floor
Macon, Georgia 31210

(Address of principal executive offices and zip code)
(478) 822-2801

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	BLBD	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)On March 9, 2022, the Company held its annual meeting of stockholders. The Company solicited proxies for the meeting pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of the record date of January 14, 2022, there were 31,975,274 shares of common stock outstanding and entitled to vote at the annual meeting. At the annual meeting, a total of 28,634,728 shares, or 90% of the outstanding shares of common stock, were voted by proxy or in person.

(b)    The following matters were voted upon by stockholders at the annual meeting.

(1)    Proposal One - Election of Directors. Four nominees for election as directors to Class II of the Company’s classified board were elected for three-year terms (until the 2025 annual meeting), with the results of the voting as follows:

Nominee	Term Expires (at annual meeting of stockholders)	Votes For	Votes Withheld	Broker Non-Votes
Chan W. Galbato	2025	25,796,613	974,229	1,863,886
Adam Gray	2025	26,702,579	68,263	1,863,886
Kathleen M. Shaw, Ph.D.	2025	26,598,508	172,334	1,863,886
Matthew Stevenson	2025	26,701,729	69,113	1,863,886

The terms of the following Class I directors will continue until the 2024 annual meeting of stockholders: Gurminder S. Bedi, Kevin Penn and Alan H. Schumacher. The terms of the following Class III directors will continue until the 2023 annual meeting of stockholders: Douglas Grimm, Philip Horlock and Jared Sperling.

(2)    Proposal Two - Ratification of Appointment of BDO USA, LLP as the Independent Registered Public Accounting Firm for Fiscal Year 2022.
    Proposal Two was approved, as follows:

Votes For	Votes Against	Abstentions
28,182,589	4,833	447,306

(c)    Not applicable.

(d)    As previously reported, at the 2020 Annual Meeting of Stockholders, the stockholders approved holding a “say-on-pay” vote every three years; therefore, the Company will hold its next “say-on-pay” vote at the 2023 Annual Meeting of Stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE BIRD CORPORATION

By:	/s/ Paul Yousif
Name:	Paul Yousif
Title:	Senior Vice President, General Counsel and Corporate Treasurer
Dated: March 9, 2022